================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ____________________

                                    FORM 8-K
                              ____________________


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) July 19, 2004

                             PYRAMID BREWERIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Washington                  0-27116                  91-1258355
-------------------------------  ---------------   -----------------------------
 (State or other jurisdiction      (Commission             (I.R.S. Employer
     of incorporation)               File No.)            Identification No.)


                           91 SOUTH ROYAL BROUGHAM WAY
                                SEATTLE, WA 98134
--------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

Registrant's telephone number, including area code:  206-682-8322


Item 9. Regulation FD Disclosure

On July 19, 2004, Pyramid Breweries Inc. announced that John J. Lennon has been appointed as President and Chief Executive Officer, effective in early August 2004, when Lennon will join the company.



================================================================================

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington, on July 19, 2004.


                                           PYRAMID BREWERIES INC.


                                           By:  /s/ James K. Hilger
                                                ----------------------------

                                                James K. Hilger, Vice President
                                                and Chief Financial Officer



================================================================================




                             PYRAMID BREWERIES INC.

                                    FORM 8-K

                                INDEX TO EXHIBITS

   Exhibit       Description

   99.1          Press Release dated July 19, 2004 of Pyramid Breweries Inc.


================================================================================